SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K




                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                   May 2, 2002
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                                EQUITY INNS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          Tennessee                         01-12073              62-1550848
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(State of Other Jurisdiction       (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                           7700 Wolf River Boulevard
                          Germantown, Tennessee 38138
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              (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)





                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 -- Press release dated May 2, 2002 announcing first quarter 2002 operating results of Equity Inns, Inc.


ITEM 9.  REGULATION FD DISCLOSURE

Issuance of Press Release Regarding Earnings for First Quarter of 2002

On May 2, 2002, Equity Inns, Inc. (the "Company") issued a press release announcing its operating results for the first quarter ended March 31, 2002.

A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EQUITY INNS, INC.



May 2, 2002                            /s/ Donald H. Dempsey
                                       ---------------------
                                       Donald H. Dempsey
                                       Executive Vice President, Secretary,
                                       Treasurer and Chief Financial Officer

                                LIST OF EXHIBITS


99.1 -- Press release dated May 2, 2002 announcing first quarter 2002 operating results of Equity Inns, Inc.